LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED JUNE 25, 2014

TO THE PROSPECTUS OF THE FUNDS LISTED IN SCHEDULE A AND STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS LISTED IN SCHEDULE B

Effective on or about September 8, 2014, the sections of each fund’s Prospectus titled “Buying shares – Through a fund,” “Exchanging shares – By mail,” and “Redeeming shares – By mail” are revised by replacing the addresses that appear in each such section with the following:

Regular Mail:

Western Asset Money Market Funds

P.O. Box 9699

Providence, Rhode Island 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Effective on or about September 8, 2014, the following text is added as an additional bullet point in the section of each fund’s Prospectus titled “Exchanging shares”:

Customers of certain Service Agents are permitted to exchange their shares only for shares of certain other money market funds.

Effective immediately, the following replaces the disclosure in each fund’s statement of additional information in the section titled “Systematic Investment Plan”:

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

Effective on or about September 8, 2014, the following information supplements and, to the extent inconsistent therewith, supersedes any contrary information in the section of each fund’s statement of additional information titled “Custodian and Transfer Agent”:

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent for certain shares of the funds (other than Western Asset U.S. Treasury Reserves). Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for such shares of the funds, handles certain communications between shareholders of such shares and the funds and distributes dividends and distributions payable by the funds with respect to such shares. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as transfer agent for shares of Western Asset U.S. Treasury Reserves and for certain shares of the other funds. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for such shares of the funds, handles certain communications between shareholders of such shares and the funds and distributes dividends and distributions payable by the funds with respect to such shares. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

SCHEDULE A

Fund	Date of Prospectus
LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset California Tax Free Money Market Fund – Class A Shares	December 27, 2013
Western Asset Connecticut Municipal Money Market Fund Class A and I Shares	December 27, 2013
Western Asset Government Reserves – Class A Shares	December 27, 2013
Western Asset Liquid Reserves – Class A, B and C Shares	December 27, 2013
Western Asset New York Tax Free Money Market Fund – Class A Shares	December 27, 2013
Western Asset Tax Free Reserves – Class A, B and C Shares	December 27, 2013

SCHEDULE B

Fund	Date of Statement of Additional Information
LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset California Tax Free Money Market Fund	December 27, 2013
Western Asset Connecticut Municipal Money Market Fund	December 27, 2013
Western Asset Government Reserves	December 27, 2013
Western Asset Liquid Reserves	December 27, 2013
Western Asset New York Tax Free Money Market Fund	December 27, 2013
Western Asset Tax Free Reserves	December 27, 2013
Western Asset U.S. Treasury Reserves Fund	December 27, 2013

Please retain this supplement for future reference.

LMFX016525

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